Exhibit 4.1

================================================================================


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                                    Depositor


                                       and


                              THE BANK OF NEW YORK,

                                     Trustee



                   -----------------------------------------

                                 TRUST AGREEMENT

                          Dated as of February 25, 1999

                    -----------------------------------------




                                  $565,156,488



                               Trust Certificates
                                  Series 1999-1




================================================================================

                                TABLE OF CONTENTS
Section                                                                    Page
-------                                                                    ----

ARTICLE I

         DEFINITIONS..........................................................2

         Affiliate............................................................2
         Available Funds......................................................2
         Book-Entry Certificate...............................................2
         Book-Entry Custodian.................................................3
         Business Day.........................................................3
         Certificate..........................................................3
         Certificate Account..................................................3
         Certificate Factor...................................................3
         Certificate Owner....................................................3
         Certificate Principal Balance........................................3
         Certificate Register and Certificate Registrar.......................3
         Certificateholder or Holder..........................................3
         Class    ............................................................4
         Class A Certificate..................................................4
         Class A-1 Certificate................................................4
         Class A-2 Certificate................................................4
         Class A-3 Certificate................................................4
         Class A-4 Certificate................................................4
         Class A-5 Certificate................................................4
         Class A-6 Certificate................................................4
         Class A-7 Certificate................................................4
         Class A-8 Certificate................................................5
         Class A-9 Certificate................................................5
         Class A-10 Certificate...............................................5
         Class A-11 Certificate...............................................5
         Class A-12 Certificate...............................................5
         Class R Certificate..................................................5
         Closing Date.........................................................5
         Code     ............................................................5
         Commission...........................................................5
         Corporate Trust Office...............................................5
         CWMBS Subordinate Certificate........................................5
         Deceased Owner.......................................................5
         Definitive Certificates..............................................6
         Depositor............................................................6
         Depository...........................................................6
         Depository Participant...............................................6
         Disqualified Organization............................................6

Section                                                                    Page
-------                                                                    ----

         Distribution Date....................................................6
         DTC      ............................................................6
         Eligible Investments.................................................7
         ERISA    ............................................................8
         Extraordinary Trust Fund Expenses....................................8
         Final Distribution Date..............................................9
         Freddie Mac..........................................................9
         Holder   ............................................................9
         Interest Accrual Period..............................................9
         Interest Distribution Amount.........................................9
         Interest Reserve Amount..............................................9
         Interest Shortfalls.................................................10
         Living Owner........................................................10
         Lockout Certificate.................................................10
         Lockout Distribution Percentage.....................................10
         Master Servicer.....................................................10
         Non-United States Person............................................10
         Opinion of Counsel..................................................11
         Ownership Interest..................................................11
         Pass-Through Rate...................................................11
         Percentage Interest.................................................11
         Permitted Transferee................................................11
         Person   ...........................................................11
         Plan     ...........................................................11
         Pooling and Servicing Agreement.....................................11
         Principal Distribution Amount.......................................12
         Random Lot..........................................................12
         Rating Agency.......................................................12
         Realized Loss.......................................................12
         Record Date.........................................................12
         Registrar...........................................................12
         Regular Certificate.................................................12
         REMIC    ...........................................................12
         REMIC Provisions....................................................12
         Residual Certificate................................................12
         Responsible Officer.................................................12
         Retail Lottery Certificates.........................................13
         Rounding Account....................................................13
         Rounding Amount.....................................................13
         Single Certificate..................................................13
         Startup Day.........................................................13
         Tax Returns.........................................................13
         Transfer ...........................................................13


Section                                                                                                        Page
-------                                                                                                        ----

         Transfer Affidavit and Agreement........................................................................13
         Transferee..............................................................................................13
         Transferor..............................................................................................13
         Trust    ...............................................................................................13
         Trust Certificate.......................................................................................14
         Trustee  ...............................................................................................14
         Trustee Expense Account.................................................................................14
         Trust Fund..............................................................................................14
         Underlying Certificates.................................................................................14
         Underlying Certificate Distribution Date................................................................14
         Underlying Certificate Distribution Date Statement......................................................14
         Underlying Certificate Schedule.........................................................................14
         Voting Rights...........................................................................................15

ARTICLE II

         CONVEYANCE OF THE UNDERLYING CERTIFICATES
         AND THE ORIGINAL ISSUANCE OF CERTIFICATES...............................................................16

2.01.    CONVEYANCE OF THE UNDERLYING CERTIFICATES...............................................................16
2.02.    ISSUANCE OF CERTIFICATES................................................................................16

ARTICLE III

         ADMINISTRATION OF THE UNDERLYING CERTIFICATES...........................................................17

3.01.    COLLECTION OF PAYMENTS ON THE UNDERLYING CERTIFICATES; CERTIFICATE ACCOUNT..............................17
3.02.    DISTRIBUTIONS...........................................................................................18
3.03.    STATEMENTS TO CERTIFICATEHOLDERS........................................................................22
3.04.    ROUNDING ACCOUNT........................................................................................23
3.05.    PRINCIPAL DISTRIBUTIONS ON THE RETAIL LOTTERY CERTIFICATES..............................................24
3.06.    ALLOCATION OF EXTRAORDINARY TRUST FUND EXPENSES, INTEREST SHORTFALLS
         AND REALIZED LOSSES.....................................................................................28
3.07.    NOTICES TO TRUSTEE......................................................................................29
3.08.    EXCHANGE COMMISSION; ADDITIONAL INFORMATION.............................................................29

ARTICLE IV

         THE CERTIFICATES........................................................................................30

4.01.    THE CERTIFICATES........................................................................................30
4.02.    REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF CERTIFICATES................................32
4.03.    MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.......................................................36

Section                                                                    Page
-------                                                                    ----

4.04.    PERSONS DEEMED OWNERS...............................................36
4.05.    CERTAIN AVAILABLE INFORMATION.......................................37

ARTICLE V

         THE DEPOSITOR.......................................................38

5.01.    LIABILITY OF THE DEPOSITOR..........................................38
5.02.    MERGER OR CONSOLIDATION OF THE DEPOSITOR............................38
5.03.    LIMITATION ON LIABILITY OF THE DEPOSITOR AND OTHERS.................38

ARTICLE VI

         THE TRUSTEE.........................................................40
6.01.    DUTIES OF TRUSTEE...................................................40
6.02.    CERTAIN MATTERS AFFECTING THE TRUSTEE...............................41
6.03.    TRUSTEE NOT LIABLE FOR CERTIFICATES.................................42
6.04.    TRUSTEE MAY OWN CERTIFICATES........................................42
6.05.    TRUSTEE'S FEES AND EXPENSES.........................................42
6.06.    ELIGIBILITY REQUIREMENTS FOR TRUSTEE................................43
6.07.    RESIGNATION AND REMOVAL OF THE TRUSTEE..............................43
6.08.    SUCCESSOR TRUSTEE...................................................44
6.09.    MERGER OR CONSOLIDATION OF TRUSTEE..................................44
6.11.    APPOINTMENT OF OFFICE OR AGENCY.....................................45
6.12.    REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE.......................46
6.12.    CERTIFICATE ACCOUNT STATEMENTS......................................46
6.13.    LOCATION OF UNDERLYING CERTIFICATES.................................47
6.14.    COMPLIANCE WITH WITHHOLDING REQUIREMENTS............................47

ARTICLE VII

         TERMINATION.........................................................48

7.01.    TERMINATION UPON DISTRIBUTION TO CERTIFICATEHOLDERS.................48
7.02.    FAILURE OF CERTIFICATEHOLDERS TO SURRENDER CERTIFICATES.............48
7.03.    ADDITIONAL TERMINATION REQUIREMENTS.................................49

ARTICLE VIII

         REMIC PROVISIONS....................................................50

8.01.    REMIC ADMINISTRATION................................................50
8.02.    PROHIBITED TRANSACTIONS AND ACTIVITIES..............................52

Section                                                                    Page
-------                                                                    ----

8.03.    INDEMNIFICATION.....................................................52

ARTICLE IX

         MISCELLANEOUS PROVISIONS............................................53
9.01.    AMENDMENT...........................................................53
9.02.    LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS..........................54
9.03.    GOVERNING LAW.......................................................55
9.04.    NOTICES.............................................................55
9.05.    SEVERABILITY OF PROVISIONS..........................................55
9.06.    NOTICE TO RATING AGENCIES...........................................55
9.07.    ARTICLE AND SECTION REFERENCES......................................56
9.08.    EXECUTION IN COUNTERPARTS...........................................56

                                    EXHIBITS


EXHIBIT A-1     Form of Class A-1 Certificate
EXHIBIT A-2     Form of Class A-2 Certificate
EXHIBIT A-3     Form of Class A-3 Certificate
EXHIBIT A-4     Form of Class A-4 Certificate
EXHIBIT A-5     Form of Class A-5 Certificate
EXHIBIT A-6     Form of Class A-6 Certificate
EXHIBIT A-7     Form of Class A-7 Certificate
EXHIBIT A-8     Form of Class A-8 Certificate
EXHIBIT A-9     Form of Class A-9 Certificate
EXHIBIT A-10    Form of Class A-10 Certificate
EXHIBIT A-11    Form of Class A-11 Certificate
EXHIBIT A-12    Form of Class A-12 Certificate
EXHIBIT A-13    Form of Residual Certificate
EXHIBIT B          Underlying Certificates
EXHIBIT C-1     Form of Transferor Representation Letter and Form of Transferee
                Representation Letter in Connection with Transfers of Residual
                Certificates Pursuant to Rule 501 of Regulation D or Rule 144A
                Under the 1933 Act
EXHIBIT C-2     Form of Transfer Affidavit and Agreement and Form of Transferor
                Affidavit in Connection with Transfer of Residual Certificates
EXHIBIT D          Form of Certification with respect to ERISA and the Code

                  This Trust Agreement ("Trust Agreement" or "Agreement"), dated as of February 25, 1999, by and between SALOMON BROTHERS MORTGAGE SECURITIES VII, INC. as Depositor (the "Depositor") and THE BANK OF NEW YORK as Trustee (the "Trustee")

                             PRELIMINARY STATEMENT:

         The Depositor intends to sell trust certificates (collectively, the "Trust Certificates"), to be issued hereunder, which will evidence the entire beneficial ownership interest in the Trust Fund created hereunder.

         As provided herein, the Trustee will make a real estate mortgage investment conduit ("REMIC") election with respect to the Trust Fund for federal income tax purposes. The Trust Certificates (other than the Class R Certificates) will be the "regular interests" in the REMIC and the Class R Certificates will be the sole class of "residual interests" therein.

         The following table irrevocably sets forth the initial Pass-Through Rate (as defined herein), the initial Certificate Principal Balance (as defined herein) and the "latest possible maturity date" for the respective Classes of Certificates evidencing "regular interests" in the Trust Fund (as defined herein) created hereunder.


                                               Initial Aggregate            Latest Possible
   Designation     Pass-Through Rate      Certificate Principal Balance     Maturity Date(1)
   -----------     -----------------      -----------------------------     ----------------
  Class A-1           6.50% per annum         $161,500,000.00               March 25, 2029
  Class A-2         8.00(2)% per annum          $1,000,000.00               March 25, 2029
  Class A-3           6.00% per annum          $15,775,000.00               March 25, 2029
  Class A-4           6.50% per annum          $59,300,000.00               March 25, 2029
  Class A-5           6.50% per annum         $260,032,000.00               March 25, 2029
  Class A-6           6.50% per annum          $10,000,000.00               March 25, 2029
  Class A-7           6.50% per annum          $26,999,388.42               March 25, 2029
  Class A-8           6.75% per annum           $9,400,000.00               March 25, 2029
  Class A-9           6.75% per annum           $7,800,000.00               March 25, 2029
  Class A-10          6.75% per annum           $7,373,000.00               March 25, 2029
  Class A-11          6.75% per annum           $4,977,000.00               March 25, 2029
  Class A-12        6.50(3)% per annum          $1,000,000.00               March 25, 2029
  Class R                   N/A                       $100.00

--------------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loans with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates.

(2) The Class A-2 Certificates will accrue interest at a Pass-Through Rate of 8.00% per annum effective for distributions made on the first Distribution Date up to and including the Distribution Date in February 2000, a Pass-Through Rate of 6.75% per annum effective for distributions made on the Distribution Date in March 2000 up to and including the Distribution Date in February 2001, and thereafter, at a Pass-Through Rate of 6.50% per annum.

(3) The Class A-12 Certificates will accrue interest at a Pass-Through Rate of 6.50% per annum effective for distributions made on the first Distribution Date up to and including the Distribution Date in February 2000, a Pass-Through Rate of 6.75% per annum effective for distributions made on the Distribution Date in March 2000 up to and including the Distribution Date in February 2001, and thereafter, at a Pass-Through Rate of 7.00% per annum.






                                    ARTICLE I

                                   DEFINITIONS

                 Section 1.01. Definitions. Whenever used in this Trust Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                 AFFILIATE: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 AVAILABLE FUNDS: As to any Distribution Date, the difference between (a) the aggregate distributions on the Underlying Certificates for the related Underlying Certificate Distribution Date and (b) the amount of any Extraordinary Trust Fund Expenses. Notwithstanding the foregoing, on the first Distribution Date, Available Funds (i) will be increased by the Interest Shortfall Deposit and (ii) will be decreased by Interest Reserve Amount. On each of the second through the eleventh Distribution Dates, Available Funds (i) will be increased by the Interest Reserve Amount from the prior Distribution Date and
(ii) will be decreased by the Interest Reserve Amount for the current Distribution Date. On the twenty-fourth Distribution Date, Available Funds will be increased by the Interest Reserve Amount from the prior Distribution Date.

                 BOOK-ENTRY CERTIFICATE: Any Certificate registered in the name of the Depository or its nominee.

                 BOOK-ENTRY CUSTODIAN:  The custodian appointed pursuant to
Section 4.01.

                 BUSINESS DAY: Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of New York or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

                 CERTIFICATE: Any of the Trust Certificates as defined herein.

                 CERTIFICATE ACCOUNT: The trust account established and maintained pursuant to Section 3.01. Funds deposited in the Certificate Account shall be held in trust for the benefit of the Certificateholders for the uses and purposes set forth in Article III hereof.

                 CERTIFICATE FACTOR: With respect to any Class of Certificates, as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses and Extraordinary Trust Fund Expenses in reduction of the Certificate Principal Balance of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance of such Class of Certificates as of the Closing Date.

                 CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                 CERTIFICATE PRINCIPAL BALANCE: With respect to any Certificate, as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination, reduced by all distributions allocable to principal made thereon and Realized Losses and Extraordinary Trust Fund Expenses allocated thereto on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the initial Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). The aggregate Certificate Principal Balance of all of the Certificates, as of any date of determination, shall equal the certificate principal balance of the Underlying Certificates minus the aggregate of all Extraordinary Trust Fund Expenses allocated to the Certificates prior to such date of determination. The Residual Certificates will not have a Certificate Principal Balance and will not be entitled to any distributions of principal.

                 CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed pursuant to Section 4.02.

                 CERTIFICATEHOLDER OR HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Residual Certificate for any purpose hereof and, solely for the purpose of giving any consent pursuant to this Trust Agreement, any Certificate registered in the name of the Depositor or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 9.01. The Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein.

                 CLASS: Collectively, all of the Certificates bearing the same class designation.

                 CLASS A CERTIFICATE: A Certificate designated as a Class A-l Certificate, a Class A-2 Certificate, a Class A-3 Certificate, a Class A-4 Certificate, a Class A-5 Certificate, a Class A-6 Certificate, a Class A-7 Certificate, a Class A-8 Certificate, a Class A-9 Certificate, a Class A-10 Certificate, a Class A-11 Certificate or a Class A-12 Certificate.

                 CLASS A-1 CERTIFICATE: Any one of the Class A-1 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS A-2 CERTIFICATE: Any one of the Class A-2 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS A-3 CERTIFICATE: Any one of the Class A-3 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-3 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS A-4 CERTIFICATE: Any one of the Class A-4 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-4 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS A-5 CERTIFICATE: Any one of the Class A-5 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-5 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS A-6 CERTIFICATE: Any one of the Class A-6 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-6 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS A-7 CERTIFICATE: Any one of the Class A-7 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-7 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS A-8 CERTIFICATE: Any one of the Class A-8 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-8 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS A-9 CERTIFICATE: Any one of the Class A-9 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-9 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS A-10 CERTIFICATE: Any one of the Class A-10 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A- 10 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS A-11 CERTIFICATE: Any one of the Class A-11 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A- 11 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS A-12 CERTIFICATE: Any one of the Class A-12 Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A- 12 and evidencing a Regular Interest in the REMIC for purposes of the REMIC Provisions.

                 CLASS R CERTIFICATE: Any one of the Class R Certificates executed, authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit A-13 and evidencing a Residual Interest in the REMIC for purposes of the REMIC Provisions.

                 CLOSING DATE: February 25, 1999.

                 CODE: The Internal Revenue Code of 1986.

                 COMMISSION: The Securities and Exchange Commission.

                 CORPORATE TRUST OFFICE: The principal office of the Trustee and Certificate Registrar at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the Closing Date is located at 101 Barclay Street, 12E, New York 10286,
Attention: MBS Unit, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders and the Depositor.

                 CWMBS SUBORDINATE CERTIFICATE: CWMBS, Inc., Mortgage Pass-Through Certificates, Series 1998-23, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5.

                 DECEASED OWNER: A Certificate Owner of a Retail Lottery Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of a deceased Certificate Owner causes to be furnished to the Depository evidence of death satisfactory to the Depository Participant and any tax waivers requested by the Depository Participant.

                 DEFINITIVE CERTIFICATES:  As defined in Section 4.01(b).

                 DEPOSITOR: Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation, or its successor in interest.

                 DEPOSITORY: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                 DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                 DISQUALIFIED ORGANIZATION: Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" and (vi) any other Person so designated by the Trustee or the Trust Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

                 DISTRIBUTION DATE: The 26th day of each calendar month or, if such day is not a Business Day, the first Business Day following such day, commencing on March 26th 1999.

                 DTC: The Depository Trust Company, or any successor depository hereafter named under the Pooling and Servicing Agreement.

                 ELIGIBLE ACCOUNT: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term deposits of which are rated A-1 by the Rating Agency at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                 ELIGIBLE INVESTMENTS: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

                       (i) obligations of the United States of America or any agency thereof, provided such obligations are either (a) backed by the full faith and credit of the United States of America or (b) issued by an agency with a long-term debt rating of AAA by Standard & Poor's Ratings Group (and AAA by Fitch Investors Service, Inc. if it rates such obligations of such agency) and the ability to borrow directly from the U.S. Treasury as mandated by Congress;

                      (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or one of the two highest long-term ratings of the Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by the Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by the Rating Agency;

                     (iii) commercial or finance company paper which then receives the highest short-term or one of the two highest long-term commercial or finance company paper ratings of the Rating Agency, or such lower ratings as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by the Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by the Rating Agency;

                      (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) receives the highest short-term or one of the two highest long-term ratings of the Rating Agency for such securities, or such lower ratings as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by the Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by the Rating Agency;

                       (v) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause
        (iv) above;

                      (vi) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, receive the highest short-term or one of the two highest long-term ratings by the Rating Agency, or such lower ratings as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by the Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by the Rating Agency;

                     (vii) interests in any money market fund which invests exclusively in any of the obligations described in clause (i) or clause
        (ii) above and which at the date of acquisition of the interests in such funds has the highest fund ratings from the Rating Agency or is otherwise approved in writing by the Rating Agency; and

                    (viii) such other investments acceptable to the Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by the Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by the Rating Agency.

                 In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

                 ERISA: Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

                 EXTRAORDINARY TRUST FUND EXPENSES: Unanticipated expenses of the Trust Fund consisting of any amounts reimbursable to the Trustee or the Depositor by the Trust Fund, including attorney's fees and expenses, pursuant to the terms of this Trust Agreement (including any indemnification payments to the Trustee by the Trust Fund pursuant to Section 6.05, the amount of any taxes payable from amounts on deposit in the Certificate Account pursuant to Section 8.01(g)(ii)) and any other costs, expenses, liabilities and losses borne by the Trust Fund for which the Trust Fund has not and, in the reasonable good faith judgment of the Trustee shall not, obtain reimbursement or indemnification from any other Person.

                 FINAL DISTRIBUTION DATE: The Distribution Date set forth in the notice delivered by the Trustee of the final distribution on the Certificates pursuant to Section 7.01.

                 FREDDIE MAC: Federal Home Loan Mortgage Corporation or any successor thereto.

                 HOLDER: See "Certificateholder".

                 INDEPENDENT: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor and its Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor or any Affiliate thereof, and (c) is not connected with the Depositor or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions, provided, however, that a Person shall not fail to be Independent of the Depositor or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or any Affiliate thereof, as the case may be.

                 INDIRECT DEPOSITORY PARTICIPANT: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

                 INDIVIDUAL RETAIL LOTTERY CERTIFICATE: A Retail Lottery Certificate that evidences $1,000 initial Certificate Principal Balance.

                 INTEREST ACCRUAL PERIOD: For any Class of Certificates on any Distribution Date, the one-month period preceding the month in which such Distribution Date occurs. Notwithstanding the foregoing, distributions of interest on each Class of Certificates on any Distribution Date will reflect interest accrued, and receipts with respect thereto, on the Underlying Certificates for the preceding calendar month, as the same may be reduced by any shortfalls in collections of interest on the mortgage loans to the extent described herein, and all distributions of interest on each Class of Certificates will be based on a 360-day year of twelve equal 30-day Interest Accrual Periods.

                 INTEREST DISTRIBUTION AMOUNT: For any Class of Certificates on any Distribution Date an amount equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date at the Pass-Through Rate thereon plus, in the case of each such class, any such amount remaining unpaid from previous Distribution Dates, and reduced, in the case of each such class (to not less than zero), by the PRO RATA share for such class of interest shortfalls allocated to the Underlying Certificates.

                 INTEREST RESERVE AMOUNT: An amount equal to the amount by which interest distributions on the Class A-2 Certificates from the second Distribution Date through the twelfth Distribution Date are projected to be in excess of interest on such Certificates at 7.00% per annum.

                 INTEREST SHORTFALL DEPOSIT: An amount, initially equal to $10,000 and remitted to the Trustee by Salomon Smith Barney Inc. as underwriter on or before the first Distribution Date, which represents the aggregate amount by which interest distributions on the Class A-2 Certificates for the first twelve Distribution Dates are projected to be in excess of interest on such Certificates at 7.00% per annum.

                 INTEREST SHORTFALLS: As to any Distribution Date and any Class of Certificates, the amount allocated to the Underlying Certificates as provided in the Pooling and Servicing Agreement in connection with voluntary principal prepayments and Solider's and Sailor's Civil Relief Act shortfalls.

                 LIVING OWNER: A Certificate Owner of a Retail Lottery Certificate other than a Deceased Owner.

                 LOCKOUT CERTIFICATE: The Class A-4 Certificates.

                 LOCKOUT DISTRIBUTION PERCENTAGE: With respect to the Lockout Certificates and for any Distribution Date occurring prior to the Distribution Date in March 2004 will be equal to 0%. The Lockout Distribution Percentage for any Distribution Date occurring after the first five years following the Closing Date will be as follows: for any Distribution Date during the sixth year after the Closing Date, 30% of the Lockout Certificate Percentage for such Distribution Date; for any Distribution Date during the seventh year after the Closing Date, 40% of the Lockout Certificate Percentage for such Distribution Date; for any Distribution Date during the eighth year after the Closing Date, 60% of the Lockout Certificate Percentage for such Distribution Date, for any Distribution Date during the ninth year after the Closing Date, 80% of the Lockout Certificate percentage for such Distribution Date and for any Distribution Date during the tenth year after the Closing Date and thereafter, 100% of the Lockout Certificate Percentage for such Distribution Date. Notwithstanding the foregoing, if the Certificate Principal Balances of the Certificates (other than the Lockout Certificates) have been reduced to zero, the Lockout Distribution Percentage will be equal to 100%.

                 MASTER SERVICER: Countrywide Home Loans. Inc., pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among CWMBS, Inc. as depositor, the Master Servicer as seller and master servicer and the Trustee as trustee.

                 NON-UNITED STATES PERSON: Any person other than a United States Person.

                 OFFICER'S CERTIFICATE: With respect to any Person, a certificate signed by the Chairman of the Board, the President, or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities).

                 OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or the Trustee, except that any opinion of counsel relating to (a) qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

                 OWNERSHIP INTEREST: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                 PASS-THROUGH RATE: With respect to all Certificates (other than the Class R Certificates) the Pass-Through Rate as set forth in the Preliminary Statement hereto.

                 PERCENTAGE INTEREST: With respect to any Class of Certificates, the portion of the respective Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance represented by such Certificate, and the denominator of which is the initial aggregate Certificate Principal Balance of all of the Certificates of such Class. The Class A Certificates, other than the Retail Certificates, are issuable only in Percentage Interests corresponding to initial Certificate Principal Balances of $25,000 and integral multiples of $1,000 in excess thereof. The Retail Certificates are issuable only in Percentage Interests corresponding to initial Certificate Principal Balances of $1,000 and integral multiples of $1,000 in excess thereof. The Residual Certificates are issuable only in Percentage Interests corresponding to initial Certificate Principal Balances of $20 and integral multiples thereof.

                 PERMITTED TRANSFEREE: Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

                 PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 PLAN: Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA and Section 4975 of the Code.

                 POOLING AND SERVICING AGREEMENT: The Pooling and Servicing Agreement, dated as of December 1, 1998, among CWMBS, Inc. as depositor, Countrywide Home Loans, Inc. as seller and master servicer, and The Bank of New York as trustee, pursuant to which the Underlying Certificates were issued.

                 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, an amount equal to all principal distributed on the Underlying Certificates on the related Underlying Certificate Distribution Date.

                 RANDOM LOT: With respect to any Distribution Date, the method by which the Depository will determine which Retail Lottery Certificates will be paid, using its established random lot procedures or, if the Retail Lottery Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

                 RATING AGENCY: Either Duff & Phelps Credit Rating Co. or Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or their respective successors in interest.

                 REALIZED LOSS: Any losses allocated to the Underlying Certificates pursuant to the Pooling and Servicing Agreement. The principal portion of Realized Losses means any such losses allocated in reduction of the principal balance of the Underlying Certificates. The interest portion of Realized Losses means any such losses allocated in reduction of the amount of interest distributable to the Underlying Certificates on an Underlying Distribution Date.

                 RECORD DATE: With respect to each Distribution Date, the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

                 REGISTRAR: Initially the Trustee, in its capacity as Registrar, or any successor to the Trustee in such capacity.

                 REGULAR CERTIFICATE: Any Class A Certificate.

                 REMIC: A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

                 REMIC PROVISIONS: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions, and proposed temporary, and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                 RESIDUAL CERTIFICATE: Any one of the Class R Certificates.

                 RESPONSIBLE OFFICER: When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                 RETAIL LOTTERY CERTIFICATES: Any of the Class A-11
Certificates.

                 ROUNDING ACCOUNT: With respect to the Retail Lottery Certificates, the account created and maintained pursuant to Section 3.04.

                 ROUNDING AMOUNT: With respect to the Rounding Account, the amount of funds, if any, needed to be withdrawn and used to round the amount of any distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates upward to the next higher integral multiple of $1,000.

                 SINGLE CERTIFICATE: With respect to any Class of Certificates (other than the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance of $1,000. With respect to the Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

                 STARTUP DAY: As defined in Section 8.01(b).

                 TAX RETURNS: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                 TRANSFER: Any transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

                 TRANSFER AFFIDAVIT AND AGREEMENT: The Transfer Affidavit and Agreement attached hereto as Exhibit C-2.

                 TRANSFEREE: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                 TRANSFEROR: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                 TRUST: The trust created by this Agreement.

                 TRUST CERTIFICATE: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12 or Residual Certificates executed by the Trustee in substantially the form set forth, respectively, in Exhibit A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13 or A-14 hereto.

                 TRUSTEE: The Bank of New York, a New York banking corporation, or its successor in interest, or any successor trustee appointed as herein provided.

                 TRUSTEE EXPENSE ACCOUNT: The account established and maintained pursuant to Section 6.14.

                 TRUST FUND: The corpus of the Trust consisting of (i) the Underlying Certificates, (ii) all distributions on the Underlying Certificates payable after the Closing Date and (iii) amounts held from time to time by the Trustee in the Certificate Account.

                 UNDERLYING CERTIFICATES: CWMBS, Inc., Mortgage Pass-Through Certificates, Series 1998-23, Class A, representing a 91.88% percentage interest in such class of certificates, which Underlying Certificates evidence a partial senior interest in the trust fund created by the Pooling and Servicing Agreement and which are transferred to the Trust by the Depositor and which is identified in the Underlying Certificate Schedule. The Certificate Principal Balance of the Underlying Certificates as of January 1, 1999 was $565,156,488.

                 UNDERLYING CERTIFICATE DISTRIBUTION DATE: The 25th day of each month, or if such 25th day is not a Business Day, the Business Day following such 25th day.

                 UNDERLYING CERTIFICATE DISTRIBUTION DATE STATEMENT: With respect to the Underlying Certificates, the report provided to holders of such Underlying Certificates in connection with each Underlying Certificate Distribution Date pursuant to the Pooling and Servicing Agreement.

                 UNDERLYING CERTIFICATE SCHEDULE: The schedule attached as Exhibit B hereto, such schedule setting forth as to each Underlying Certificate its principal balance on the Closing Date.

                 UNITED STATES PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

                 VOTING RIGHTS: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, (i) 99% of all of the Voting Rights shall be allocated to the Regular Certificates, and (ii) 1% of the Voting Rights shall be allocated to the Residual Certificates. All Voting Rights allocated to any Class of Certificates shall be allocated among such Certificates PRO RATA in accordance with the respective Percentage Interests evidenced thereby.

                                   ARTICLE II

                    CONVEYANCE OF THE UNDERLYING CERTIFICATES
                    AND THE ORIGINAL ISSUANCE OF CERTIFICATES

                 Section 2.01. CONVEYANCE OF THE UNDERLYING CERTIFICATES. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trustee, on behalf of the Holders of the Certificates, without recourse except as set forth in the last sentence of this Section 2.01, all the right, title and interest of the Depositor in and to the Underlying Certificates, including all distributions thereon payable after the Closing Date.
 In
connection with such assignment, the Depositor shall have caused the Underlying Certificates to be registered in the book-entry records of DTC in the name of the Trustee or its nominee on the records of the Depository and evidence of such registration to be delivered to the Trustee on the Closing Date.

                 The Depositor represents and warrants to the Trustee that, immediately prior to such transfer by the Depositor of the Underlying Certificates to the Trustee, the Depositor was the sole owner of the Underlying Certificates and had full right and authority to sell, assign and transfer the Underlying Certificates. Further, if the Depositor receives any distributions in respect of the Underlying Certificates after the Closing Date, the Depositor shall promptly remit such distributions to the Trustee.

                 The transfer of the Underlying Certificates and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale. Except as provided in Section 3.05(b) hereof, the Trustee shall at all times maintain possession of the Underlying Certificates through DTC and shall not assign, sell, dispose of or transfer any interest in the Underlying Certificates or any other asset constituting the Trust Fund or permit the Underlying Certificates or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee.

                 Section 2.02. ISSUANCE OF CERTIFICATES. The Trustee acknowledges the transfer and delivery to it of the Underlying Certificates in the manner described in Section 2.01 hereof, and concurrently with such delivery, has caused to be duly executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Underlying Certificates together with all other assets included in the Trust Fund, receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Fund. The Trustee declares that it holds and will hold the Underlying Certificates and any proceeds thereof in trust for the exclusive use and benefit of all present and future Certificateholders.

                                   ARTICLE III

                  ADMINISTRATION OF THE UNDERLYING CERTIFICATES

                 Section 3.01. COLLECTION OF PAYMENTS ON THE UNDERLYING CERTIFICATES; CERTIFICATE ACCOUNT. (a) The Trustee shall establish and maintain with itself a trust account (the "Certificate Account") entitled "Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Series 1999-1 Certificate Account", in which the Trustee shall, subject to the terms of this paragraph, deposit each distribution received by the Trustee with respect to the Underlying Certificates on the day of receipt. If the Trustee shall not have received a distribution with respect to the Underlying Certificates on any Underlying Certificate Distribution Date, the Trustee shall request such payment as promptly as possible and shall, subject to the second to last sentence of this paragraph, take such legal action as the Trustee shall deem appropriate under the circumstances, including the prosecution of any claims in connection therewith. On each Distribution Date, before making the distributions referred to in Section 3.02 below, the Trustee shall withdraw the amount of any taxes payable with respect to the Trust Fund pursuant to Section 8.01(g)(ii) from the Certificate Account. If the Trustee shall not have received a distribution with respect to the Underlying Certificates on the Underlying Certificate Distribution Date, the Trustee shall request such payment as promptly as possible and legally permitted and shall, subject to the second to last sentence of this paragraph, take such legal action as the Trustee shall deem appropriate under the circumstances, including the prosecution of any claims in connection therewith. The reasonable fees and expenses incurred by the Trustee in connection with the prosecution of any such legal action (including, but not limited to, the reasonable fees and expenses of counsel) shall be reimbursable to the Trustee out of the proceeds of any such action and shall be retained by the Trustee prior to the deposit of any remaining proceeds in the Certificate Account pending distribution thereof to Certificateholders in accordance with
Section 3.02 hereof. In the event that the Trustee has reason to believe that the proceeds of any such legal action may be insufficient to reimburse it for its projected reasonable fees and expenses, the Trustee shall notify the Certificateholders that it is not obligated to pursue any such available remedies unless adequate indemnity for its reasonable fees and expenses is provided by Certificateholders. In the event any such indemnity is provided to the Trustee, the Trustee shall take such action as shall be appropriate under the circumstances.

                 (b) In the event that any Distribution Date occurs on a date later than the related Underlying Certificate Distribution Date, the Trustee may invest the funds deposited in the Certificate Account and shall receive as compensation any interest or investment income earned on funds deposited in the Certificate Account. Notwithstanding the foregoing, during the period from such Underlying Certificate Distribution Date to such related Distribution Date, any investment of any amount on deposit in the Certificate Account must be an Eligible Investment, any such investment of any amount on deposit in the Certificate Account must mature no later than the related Distribution Date and no such investment shall be sold prior to its maturity date. On each Distribution Date, the Trustee shall withdraw any net reinvestment income on deposit in the Certificate Account and retain such amount as additional compensation. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Trustee out of its own funds immediately as realized.

                 (c) The Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

                       (i) to make distributions in the amounts and in the
                 manner provided for in Section 3.02;

                      (ii) to pay itself on each Distribution Date any
                 investment income on amounts in the Certificate Account;

                     (iii) to pay any Extraordinary Trust Fund Expenses;

                      (iv) to pay taxes payable with respect to the Trust Fund
                 pursuant to Section 8.01(g)(ii) to the extent not covered by
                 (iii) above; and

                       (v) to clear and terminate the Certificate Account upon
                 the termination of this Agreement.

                 Section 3.02. DISTRIBUTIONS. (a) Upon receipt of the Underlying Certificate Distribution Date Statements with respect to each Underlying Certificate Distribution Date, the Trustee shall calculate the amount of distributions set forth in subsection (b) of this Section 3.02 and make such distributions on the appropriate Distribution Date.

                 (b) (i) On each Distribution Date, the Trustee shall, to the extent of Available Funds on deposit in the Certificate Account, distribute to the Certificateholders in the manner provided in Section 3.02(d) below the Available Funds (but only to the extent necessary to make the distributions described in clauses FIRST through THIRD below) in the following order of priority, in each case to the extent of remaining Available Funds:

                 FIRST, to the extent of the Underlying Distribution Amount, to distributions of interest in respect of the Certificates, in an amount (allocable among such Certificates PRO RATA in accordance with the respective amounts payable as to each pursuant to this clause FIRST) equal to the aggregate of the Interest Distribution Amounts in respect of the Certificates for such Distribution Date; and

                 SECOND, to the extent of the Principal Distribution Amount, to distributions of principal in respect of the Certificates (applied to reduce the Certificate Principal Balance of such Certificates) in the priorities and amounts set forth in Section 3.02(c);

                         (ii) All references above to the Certificate Principal
Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, reduced (to not less than zero) by (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations thereto of (i) the principal portion of Realized Losses on the Mortgage Loans allocated to the Underlying Certificates and (ii) any Extraordinary Trust Fund Expenses.

                 (c) On each Distribution Date, the aggregate distributions of principal made on such date in respect of the Certificates pursuant to Section 3.02(b)(i) SECOND above shall be applied among the various Classes thereof in the following order of priority:

                         (i) To the holders of the Lockout Certificates, the
Lockout Distribution Percentage of the amount of principal then payable to the Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                         (ii)     To the holders of the Class R Certificates on
the first Distribution Date, until the Certificate Principal Balance has been reduced to zero;

                         (iii)    Until the Certificate Principal Balance of the
Class A-1 Certificates and the Class A-6 Certificates has been reduced to zero, concurrently:

                                  (A)      39.55335194421% of the amount
                                           distributable under this clause (iii)
                                           to the Class A-1 Certificates;

                                  (B)      53.0109102508% of the amount
                                           distributable under this clause (iii)
                                           to the Class A-5 Certificates; and

                                  (C)      7.4355703071% of the amount
                                           distributable under this clause (iii)
                                           first, to the Class A-6 Certificates
                                           until the Certificate Principal
                                           Balance thereof has been reduced to
                                           zero and second, to the Class A-7
                                           Certificates;

                         (iv)     Until the Certificate Principal Balance of
each of the Class A-5 Certificates, the Class A-6 Certificates and the Class A-7 Certificates has been reduced to zero, concurrently:

                                  (A)      87.8921912365% of the amount
                                           distributable under this clause (iv)
                                           to the Class A-5 Certificates; and

                                  (B)      12.1078087635% of the amount
                                           distributable under this clause (iv)
                                           first, to the Class A-6 Certificates
                                           until the Certificate Principal
                                           Balance thereof has been reduced to
                                           zero and second, to the Class A-7
                                           Certificates;

                         (v)      Until the Certificate Principal Balance of the
Class A-8 Certificates has been reduced to zero, concurrently:

                                  (A)      33.3333333333% of the amount
                                           distributable under this clause (v)
                                           to the Class A-3 Certificates; and

                                  (B)      66.6666666667% of the amount
                                           distributable under this clause (v)
                                           to the Class A-8 Certificates;

                         (vi)     Until the Certificate Principal Balance of the
Class A-9 Certificates has been reduced to zero, concurrently:

                                  (A)      33.3333333333% of the amount
                                           distributable under this clause (vi)
                                           to the Class A-3 Certificates; and

                                  (B)      66.6666666667% of the amount
                                           distributable under this clause (vi)
                                           to the Class A-9 Certificates;

                         (vii) Concurrently on a pro rata basis based on the
then current Certificate Principal Balance outstanding, to the Class A-2 Certificates, Class A-3 Certificates, the Class A-10 Certificates, the Class A-11 Certificates and the Class A-12 Certificates, until the Certificate Principal Balances thereof have been reduced to zero; and

                         (viii) To the holders of the Lockout Certificates,
until the Certificate Principal Balance thereof has been reduced to zero;

        Notwithstanding the foregoing priorities, upon the reduction of the Certificate Principal Balances of the CWMBS Subordinate Certificates to zero, the priority of distributions of principal among the Certificates will be disregarded and distributions allocable to principal will be paid on each succeeding Distribution Date to holders of the Certificates, on a pro rata basis, based on the Certificate Principal Balances thereof.

                 (d) Notwithstanding the priorities relating to distributions of principal on the Retail Lottery Certificates described above, on any Distribution Date, distributions in respect of principal on the Retail Lottery Certificates will be allocated among the Holders of the Retail Lottery Certificates as set forth in Section 3.05. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates the aggregate amount allocable to such distributions will be rounded upward by the Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are made by withdrawing from the Rounding Account the Rounding Amount for deposit into the Certificate Account, and such Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates. On each succeeding Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be applied to repay the Rounding Amount withdrawn from the Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and such determined Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates. Any funds remaining in the Rounding Account after the Certificate Principal Balance of the Retail Lottery Certificates is reduced to zero shall be distributed to the Residual Certificates.

                 (e) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated PRO RATA among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of such Class of record on the related Record Date (except as otherwise provided in the last sentence of this Section 3.02(d) or in Section 7.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Principal Balance that is in excess of (i) $5,000,000 or (ii) two-thirds of the initial aggregate Certificate Principal Balance of such Class of Certificates, by wire transfer in immediately available funds to the account of such Holder specified in the request. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

        Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. The Trustee and the Depository shall be responsible for the allocation of the aggregate amount of distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates as set forth in Section 3.05. None of the Depositor, the Trustee or the Certificate Registrar shall have any responsibility therefor except as otherwise provided by this Agreement.

                 (f) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor the Trustee shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

                 (g) The Trustee shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Non-United States Persons.

                 Section 3.03. STATEMENTS TO CERTIFICATEHOLDERS. On the Business Day prior to each Distribution Date, the Trustee shall prepare, and on each such Distribution Date, forward by mail to each Holder of the respective Classes of Certificates and each Rating Agency, (A) a copy of the monthly statement required under the Pooling and Servicing Agreement to be sent to holders of the

Underlying Certificates and (B) a statement as to the distributions on the Certificates made on such Distribution Date setting forth:

                       (i) the amount of the distribution made on such
                 Distribution Date to the Holders of Certificates of each such Class allocable to principal;

                      (ii) the amount of the distribution made on such
                 Distribution Date to the Holders of Certificates of each such Class allocable to interest;

                     (iii) such customary information as the Trustee deems
                 necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

                      (iv) the aggregate Certificate Principal Balance of each
                 such Class of Certificates, after giving effect to the distributions and allocations of Extraordinary Trust Fund Expenses and Realized Losses made on such Distribution Date, separately identifying any reduction thereof due to allocations of Extraordinary Trust Fund Expenses and Realized Losses;

                       (v) the Certificate Factor for each such Class of
                 Certificates applicable to such Distribution Date; and

                      (vi) the Pass-Through Rate and Interest Distribution
                 Amount in respect of each such Class of Certificates for such Distribution Date (separately identifying any reductions resulting from, the allocation of Interest Shortfalls to the Underlying Certificates, and the allocation of the interest portion of Realized Losses on such Distribution Date) and the respective portions thereof, if any, remaining unpaid following the distributions made in respect of such Certificates on such Distribution Date.

provided that the information furnished pursuant to clauses (A) and (B) above shall, in addition to being forwarded by mail, be sent by telecopier to any Holder of any Certificates who has notified the Trustee in writing that it wishes to receive such information on each Distribution Date by telecopier.

                 In the case of information furnished pursuant to subclauses
(i)-(iv) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

                 Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

                 On each Distribution Date the Trustee shall forward to the Depositor and to each Holder of a Residual Certificate a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates on such Distribution Date.

                 Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

                 The Trustee shall, upon request, furnish to each Certificateholder during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide, including without limitation such information as may reasonably be requested from time to time by a Certificateholder in order to prepare its tax returns. For purposes of this Section 3.03, the Trustee's duties are limited to the extent that the Trustee receives timely reports as required from the trustee under the Pooling and Servicing Agreement.

                 Section 3.04.    ROUNDING ACCOUNT.

        No later than the Closing Date, the Trustee will establish and maintain with itself a segregated trust account that is a non-interest bearing Eligible Account, which shall be titled "Rounding Account, The Bank of New York, as trustee for the registered holders of Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Class A-11." On the Closing Date, Salomon Smith Barney Inc. as underwriter, shall deposit with the Trustee, and the Trustee shall deposit into the Rounding Account, cash in an amount equal to $999.99. The Trust shall not invest or cause the investment of funds held in the Rounding Account.

         The Trustee on each Distribution Date shall, based upon information provided by the Master Servicer prior to the Underlying Certificate Distribution Date for the related Distribution Date, withdraw funds from the Rounding Account to pay to the holders of the Retail Lottery Certificates, pursuant to Section 3.02(d), the Rounding Amount. In addition, the Trustee on each Distribution Date shall, based upon information provided by Master Servicer prior to the Underlying Certificate Distribution Date for the related Distribution Date, withdraw funds from the Certificate Account to repay to the Rounding Account the Rounding Amount from the prior Distribution Date as contemplated in Section 3.02(d).

                 Section 3.05. PRINCIPAL DISTRIBUTIONS ON THE RETAIL LOTTERY CERTIFICATES.

        Distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Owners of Retail Lottery Certificates and at the request of Living Owners of Retail Lottery Certificates or by mandatory distributions by Random Lot, pursuant to clauses (a) and (d) below, or on a pro rata basis pursuant to clause (e) below.

                 (a) On each Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are made, such distributions will be made in the following priority:

                 (i) any request by the personal representatives of a Deceased Owner or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate amount of $100,000 per request; and

                 (ii) any request by a Living Owner, but not exceeding an aggregate amount of $10,000 per request.

        Thereafter, distributions will be made, with respect to the Retail Lottery Certificates, as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of the Retail Lottery Certificates until all such requests have been honored.

        Requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates presented on behalf of Deceased Owners in accordance with the provisions of clause (i) above will be accepted in order of their receipt by the Depository. Requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates presented in accordance with the provisions of clause (ii) above will be accepted in the order of their receipt by the Depository after all requests presented in accordance with clause (i) have been honored. All requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be accepted in accordance with the provisions set forth in this Section 3.05(c). All requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates with respect to any Distribution Date must be received by the Depository and on the Depository's "participant terminal system" and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions that are on the Depository's participant terminal system and received by the Trustee after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Principal Balance of Retail Lottery Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until such request is accepted or is withdrawn as provided in this Section 3.05(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Retail Lottery Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of the beneficial ownership of any Retail Lottery Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the

Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in this Section 3.05(c) on the Depository's participant terminal system.

        Distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be applied in an amount equal to the Principal Distribution Amount allocable to such Class pursuant to Section 3.02(c), plus any amounts available for distribution from the Rounding Account established as provided in Section 3.04, provided that the aggregate distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

        To the extent that the portion of the Principal Distribution Amount allocable to distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of Retail Lottery Certificates with respect to which distribution requests, as set forth above, have been received (plus any amounts required to be distributed pursuant to the Rounding Account), distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be made by mandatory distribution pursuant to Section 3.05(b).

                 (b) A Retail Lottery Certificate shall be deemed to be held by a Deceased Owner for purposes of this Section 3.05 if the death of the Certificate Owner thereof is deemed to have occurred. Retail Lottery Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner, and the Retail Lottery Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Certificate Principal Balance thereof, subject to the limitations stated above. Retail Lottery Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Retail Lottery Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Retail Lottery Certificates, as applicable, owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Retail Lottery Certificates will be deemed to be the death of the Certificate Owner of such Retail Lottery Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Depository Participant. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Certificate interests shall include the power to sell, transfer or otherwise dispose of a Retail Lottery Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The

Trustee may rely entirely upon documentation delivered to it pursuant to Section 3.05(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Owners in Section 3.05(a).

                 (c) Requests for distributions in reduction of the Certificate Principal Balance of Retail Lottery Certificates must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in Retail Lottery Certificates. In the case of a request on behalf of a Deceased Owner, appropriate evidence of death and any tax waivers are required to be forwarded to the Depository Participant under separate cover. The Depository Participant shall forward a certification, satisfactory to the Trustee, certifying the death of the beneficial owner and the receipt of the appropriate death and tax waivers. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on the Depository's participant terminal system. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Depositor, the Trustee or the Certificate Registrar shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

        The Depository shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Retail Lottery Certificates that have submitted requests for distributions in reduction of the Certificate Principal Balance of Retail Lottery Certificates, together with the order of receipt and the amounts of such requests on the Depository's participant terminal system. The Depository will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 3.05(a) above). The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least three Business Days prior to such Distribution Date based on the report received by the Trustee pursuant to
Section 4.04 and shall notify the Depository as to the amount of the Principal Distribution amount to be distributed to the Retail Lottery Certificates by Random Lot pursuant to Section 3.05(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 3.05. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected persons.

        Individual Retail Lottery Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

        Any Certificate Owner of a Retail Lottery Certificate that has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request on the Depository's participant terminal system. If such withdrawal of a request for distribution has not been received on the Depository's participant terminal system on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on such Distribution Date.

        In the event any requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 3.05, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

                 (d) To the extent, if any, that distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on a Distribution Date exceed the outstanding Certificate Principal Balance of Retail Lottery Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 3.05(a) above, the additional distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Retail Lottery Certificates will be made by Random Lot in accordance with the then-applicable Random Lot procedures of the Depository, the Depository Participants and the Indirect Depository Participants representing the Certificate Owners; PROVIDED HOWEVER, that, if after the distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the Certificate Principal Balance of the Retail Lottery Certificates would not be reduced to zero, the Individual Retail Lottery Certificates to which such distributions will be applied shall be selected by the Depository from those Retail Lottery Certificates not otherwise receiving distributions in reduction of the Certificate Principal Balance on such Distribution Date. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Individual Retail Lottery Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Retail Lottery Certificates selected for mandatory distributions in reduction of the Certificate Principal Balance thereof are required to provide notice of such mandatory distributions to the affected Certificate Owners. The Trustee will fulfill its obligations pursuant to the letter of representations dated the Business Day immediately preceding the Closing Date between the Depositor, the Trustee and the Depository.

                 (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on which any Realized Losses are allocated to the Retail

Lottery Certificates, distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be made PRO RATA among the Certificate Owners of the Retail Lottery Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by this Section 3.05 or mandatory distributions by Random Lot.

                 (f) In the event that Definitive Certificates representing the Retail Lottery Certificates are issued pursuant to Section 4.01(b), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Retail Lottery Certificates, with the provisions of this Section 3.05.

                 Section 3.06. ALLOCATION OF EXTRAORDINARY TRUST FUND EXPENSES, INTEREST SHORTFALLS AND REALIZED LOSSES.

        With respect to each Distribution Date, Extraordinary Trust Fund Expenses and Interest Shortfalls will be allocated on a PRO RATA basis. Any Extraordinary Trust Fund Expenses or Interest Shortfalls so allocated to the Certificates as of any Distribution Date will reduce the Available Distribution Amount for such Distribution Date and will result in a reduction in the amount distributable to the holders of one or more classes of Certificates. An allocation on a PRO RATA basis among two or more Classes of Certificates means an allocation to each such Class of Certificates on the basis of its then outstanding Certificate Principal Balance prior to giving effect to distributions to be made on such Distribution Date.

        In the case of the principal portion of any Realized Loss allocated to the Underlying Certificates on any Underlying Certificate Distribution Date, such Realized Loss will be allocated to the Certificates by reducing the Certificate Principal Balance thereof by the amount allocated thereto, as of the related Distribution Date. In the case of the interest portion of any Realized Loss allocated to the Underlying Certificates on any Underlying Certificate Distribution Date, such Realized Loss will be allocated on a pro rata basis among each class of Certificates in each case by reducing the Interest Distribution Amount thereon by the amount allocated thereto for the related Distribution Date.

                 Section 3.07. NOTICES TO TRUSTEE. (a) Upon receipt of any notice or statement with respect to the Underlying Certificates, the Trustee shall not take any action except in accordance with written instructions from the Certificateholders pursuant to the third paragraph of Section 9.02.

                 (b) Upon receipt of notice of the final distribution on the Underlying Certificates, the Trustee shall surrender the Underlying Certificates to the trustee for the Underlying Certificates for payment of the final distribution thereon.

                 Section 3.08. EXCHANGE COMMISSION; ADDITIONAL INFORMATION.

                 Within 15 days after each Distribution Date, the Trustee shall file with the Commission via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2000, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 2000, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Fund. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. At least three Business Days prior to filing any Form 8-K or Form 10-K, as the case may be, to the Depositor. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Underlying Certificates as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission.

                                   ARTICLE IV

                                THE CERTIFICATES

                 Section 4.01. THE CERTIFICATES. (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Underlying Certificates and all other assets included in the Trust Fund. At the Closing Date, the aggregate Certificate Principal Balance of the Trust Certificates will equal the aggregate principal balance of the Underlying Certificates. The aggregate Certificate Principal Balance of all Certificates of each Class issued as of the Closing Date shall equal such Class's respective initial Certificate Principal Balance.

                 The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-13. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the Certificates of the related Class.

                 Upon original issue, the Certificates shall be executed and delivered by the Trustee, not in its individual capacity but solely as Trustee, and the Trustee shall cause the Certificates to be authenticated by the Registrar to or upon the order of the Depositor. The Certificates shall be executed and attested by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Trust Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                 (b) Each Class of Class A Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                 The Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor and the Trustee (if the Trustee is not the Book-Entry Custodian) and any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

                 The Trustee and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to each of the Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                 If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of each of the Classes of the Book-Entry Certificates advise the Trustee through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Such Definitive Certificates will be issued in minimum denominations of $1,000 and integral multiples of $1.00 in excess thereof, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $1,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate. Neither the Depositor or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                 Section 4.02. REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF CERTIFICATES. (a) The Trustee shall cause to be kept at the Corporate Trust Office a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee will initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee shall at any time not be the Certificate Registrar, the Trustee shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

                 No Transfer of any Certificate shall be made absent compliance with the provisions of Section 4.02(b), (c) and (d) below, to the extent applicable.

                 (b) No transfer of any Residual Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Residual Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor), the Trustee shall require receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the forms attached hereto as Exhibit C-1; and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor or the Trustee), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any. Neither the Depositor nor the Trustee is obligated to register or qualify any such Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of any such Certificate shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                 (c) No transfer of a Residual Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101 ("Plan Assets") unless the Depositor and the Trustee are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor and the Trustee that the purchase of such Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Trust. In lieu of such Opinion of Counsel, any prospective Transferee of such Certificates may provide a certification in the form of Exhibit D to this Agreement (or other form acceptable to the Depositor and the Trustee), which the Trustee may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor any certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

                 (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                                  (A)      Each Person holding or acquiring any
Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                                  (B)      In connection with any proposed
Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit C-2) from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(d) and agrees to be bound by them.

                                  (C)      Notwithstanding the delivery of a
Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                                  (D) Each Person holding or acquiring any
Ownership Interest in a Residual Certificate shall agree (x) to require a transferor affidavit (a "Transferor Affidavit," in the form attached hereto as Exhibit C-2) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit C-2) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

                                  (E) Each Person holding or acquiring an
Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

                         (ii)     The Trustee will register the Transfer of any
Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

                         (iii)    (A)      If any purported Transferee shall
become a Holder of a Residual Certificate in violation of the provisions of this
Section 4.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 4.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                                  (B)      If any purported Transferee shall
become a holder of a Residual Certificate in violation of the restrictions in this Section 4.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause
(iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause
(iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                         (iv) The Trustee shall make available to the Internal
Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trustee.

                         (v)      The provisions of this Section 4.02(d) set
forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee at the expense of the party seeking to modify, add to or eliminate any such provision the following:

                                  (A)      written notification from each Rating
Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

                                  (B)      an Opinion of Counsel, in form and
substance satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause the REMIC to cease to qualify as a REMIC and will not cause the REMIC to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

                 (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 6.11, the Trustee shall execute, authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

                 (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose pursuant to Section 6.11. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

                 (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                 (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Trustee in accordance with its customary procedures.

                 Section 4.03. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Certificate Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                 Section 4.04. PERSONS DEEMED OWNERS. Subject to Section 4.02, prior to due presentation of a Certificate for registration of transfer, the Trustee and any agent of the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.02 and at any other time for all other purposes whatsoever, and neither the Trustee, the Certificate Registrar nor any agent of the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

        Section 4.05. CERTAIN AVAILABLE INFORMATION. On or prior to the date of the first sale of Certificate to an Independent third party, the Depositor shall provide to the Trustee 10 copies of any offering circulars or other disclosure documents used by the Depositor in connection with the offer and sale of the Certificates. In addition, if any such offering circular or other disclosure document is revised, amended or supplemented at any time following the delivery thereof to the Trustee, the Depositor promptly shall inform the Trustee of such event and shall deliver to the Trustee, 10 copies of the offering circular or other disclosure document, as revised, amended or supplemented. The Trustee shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trustee as a prospective transferee of a Certificate, originals or copies of the following items: (i) the offering circulars or other disclosure documents relating to the Certificates, in the forms most recently provided to the Trustee, (ii) this Agreement and any amendments hereof entered into pursuant to Section 9.01, (iii) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section
3.03 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class as a Class pursuant to this Agreement since the Closing Date and (iv) all certifications delivered by a Responsible Officer of the Trustee since the Closing Date pursuant to Section 8.01(h). Copies of any and all of the foregoing items will be available from the Trustee upon request at the expense of the Person requesting the same.

                                    ARTICLE V

                                  THE DEPOSITOR

                 Section 5.01. LIABILITY OF THE DEPOSITOR. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor.

                 Section 5.02. MERGER OR CONSOLIDATION OF THE DEPOSITOR. Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. The Depositor will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or the Certificates and to perform its respective duties under this Agreement.

                 The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Rating Agencies' ratings of the Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

                 Section 5.03. LIMITATION ON LIABILITY OF THE DEPOSITOR AND OTHERS. None of the Depositor or any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such person against any breach of warranties, representations or covenants made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind which, PRIMA FACIE, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor from the Certificate Account, any such right of reimbursement being prior to the rights of the Certificateholders to receive any portion of the amounts from which such cost, expense or liability is reimbursable.

                                   ARTICLE VI

                                   THE TRUSTEE

                 Section 6.01. DUTIES OF TRUSTEE. The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

                 The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems reasonable and appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders.

                 No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                       (i) The duties and obligations of the Trustee shall be
                 determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement;

                      (ii) The Trustee shall not be personally liable for an
                 error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                     (iii) The Trustee shall not be personally liable with
                 respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                      (iv) No provision in this Agreement shall require the
                 Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                       (v) In exercising any right or power as holder of the
                 Underlying Certificates, the Trustee may request the direction of all Certificateholders and shall be fully protected in acting in accordance with the written directions of a majority of the Certificateholders of each affected Class.

                 Section 6.02.    CERTAIN MATTERS AFFECTING THE TRUSTEE.

                 (a)     Except as otherwise provided in Section 6.01:

                       (i) The Trustee may request and rely upon and shall be
                 protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) The Trustee may consult with counsel, financial
                 advisors or accountants and the advice of any such counsel, financial advisor or accountant and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                     (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                      (iv) The Trustee shall not be personally liable for any
                 action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                       (v) The Trustee shall not be bound to make any
                 investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action; and

                      (vi) The Trustee may execute any of the trusts or powers
                 hereunder or perform any duties hereunder either directly or by or through agents, attorneys or independent contractors and shall not be liable for the acts or omissions of such agents, attorneys or independent contractors appointed with due care and approved by each of the Rating Agencies.

                 (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                 Section 6.03. TRUSTEE NOT LIABLE FOR CERTIFICATES. The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Certificate Registrar on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 6.12) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 6.12) or of the Certificates (other than the signature of the Trustee and authentication of the Certificate Registrar on the Certificates). The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds, other than any funds held by or on behalf of the Trustee in accordance with Section 3.01.

                 Section 6.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

                 Section 6.05. TRUSTEE'S FEES AND EXPENSES. As provided in
Section 3.01(c), the Trustee shall withdraw from the Certificate Account on each Distribution Date and pay to itself any investment income on amounts in the Certificate Account. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified (to the extent the Trustee has not been indemnified under the Pooling and Servicing Agreement), by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any claim or legal action or any pending or threatened claim or legal action relating to this Agreement or the Certificates, including the costs and expenses of defending itself against any claim or legal action or any pending or threatened claim or legal action relating to the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under this Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder. Such indemnities shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee.

                 Section 6.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be a corporation or an association (other than the Depositor, Salomon Smith Barney Inc. or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.07.

                 Section 6.07. RESIGNATION AND REMOVAL OF THE TRUSTEE. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and to all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                 If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 6.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Depositor.

                 The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders by the Depositor.

                 Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 6.08.

                 Section 6.08. SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 6.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee evidence of the transfer to such successor trustee evidence of the transfer to such successor trustee of the ownership, on behalf of the Certificateholders, of the Underlying Certificates and related documents and statements, as well as all moneys, held by it hereunder, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                 No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 6.06 and the appointment of such successor trustee shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from the Rating Agency.

                 Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

                 Section 6.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 6.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                 Section 6.10.    APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

                 Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the REMIC or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee or separate trustee or separate trustees, of all or any part of the REMIC, and to vest in such Person or Persons, in such capacity, such title to the REMIC, or any part thereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 6.08 hereof.

                 In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 6.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the REMIC or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                 Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee. No trustee shall be personally liable by reason of any act or omission of any other trustee hereunder.

                 Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee or co-trustee.

                 Section 6.11. APPOINTMENT OF OFFICE OR AGENCY. The Trustee will appoint an office or agency in the City of New York, New York, where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution, and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.

                 Section 6.12. REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE. The Trustee hereby represents and warrants to the Depositor, as of the Closing Date, that:

                       (i) The Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York.

                      (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                     (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                      (iv) This Agreement, assuming due authorization, execution and delivery by the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                       (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                      (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                 Section 6.12. CERTIFICATE ACCOUNT STATEMENTS. Not later than 15 days after each Distribution Date, the Trustee shall prepare a statement setting forth the status of the Certificate Account as of the close of business on the last day of the month of related Distribution Date, showing that all distributions required by this Agreement to be made by the Trustee have been made (of if any required distribution has not been made by the Trustee, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account as provided in Section 3.01. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request.

        Section 6.13. LOCATION OF UNDERLYING CERTIFICATES. The Trustee hereby covenants that so long as the Certificates are outstanding, the Trustee shall either hold the Underlying Certificates at the Depository or keep possession of the Underlying Certificates in the State and City of New York.

        Section 6.14. COMPLIANCE WITH WITHHOLDING REQUIREMENTS. Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

                                   ARTICLE VII

                                   TERMINATION

                 Section 7.01. TERMINATION UPON DISTRIBUTION TO CERTIFICATEHOLDERS. This Trust Agreement and the respective obligations and responsibilities of the Depositor and the Trustee created hereby shall terminate upon the final distribution to Certificateholders of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

                 Notice of any termination specifying the Final Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the first day and not later than the 24th day of the month of such final distribution specifying (A) the Distribution Date upon which the final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (B) the amount of any such final distribution and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle any Certificateholder to receive any interest in excess of such Certificateholder's Percentage Interest of the allocation of such Class's Interest Distribution Amount for such Final Distribution Date. Upon presentation and surrender of a Certificate, the Trustee shall cause to be distributed to the Holder thereof such Holder's final distribution.

                 On such Final Distribution Date, any amount remaining on deposit in the Certificate Account (other than amounts required to be distributed pursuant to Section 3.02(b)) after payment to the Trustee of any amounts to which it is entitled hereunder will be distributed to the Holders of the Residual Certificates.

                 Section 7.02. FAILURE OF CERTIFICATEHOLDERS TO SURRENDER CERTIFICATES. In the event that any of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Final Distribution Date, the Trustee shall give a written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after such notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

        Section 7.03. ADDITIONAL TERMINATION REQUIREMENTS. (a) In the event that any right to purchase the Underlying Certificates is exercised, the REMIC shall be terminated in accordance with the following additional requirements:

                       (i) The Trustee shall establish a 90-day liquidation period with respect to the REMIC and shall specify the first day of such period in a statement attached to the REMIC's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Trustee shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Trustee;

                      (ii) On the Distribution Date on which the Trustee anticipates that the REMIC will be terminated, after making required payments under Section 3.05, the Trustee shall distibute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand (other than cash retained to meet claims), and the REMIC shall terminate at that time.

        (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the REMIC, which authorization shall be binding upon all successor Holders of the Residual Certificates.

                                  ARTICLE VIII

                                REMIC PROVISIONS

                 Section 8.01.    REMIC ADMINISTRATION.

                 (a) The Trustee shall elect to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The Class A Certificates shall be designated as the "regular interests" in the REMIC and the Residual Certificates shall be designated as the "residual interests" in the REMIC. The Trustee shall not permit the creation of any "interests" in the REMIC (within the meaning of Section 860G of the Code) other than the interests represented by the Certificates.

                 (b) The Closing Date is hereby designated as the "Startup Day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

                 (c) The Trustee, as agent for the REMICs tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of the Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the REMIC. By their acceptance thereof, the holders of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trustee as their agent to perform all of the duties of the tax matters person for the REMIC.

                 (d) The Trustee shall prepare, timely file and sign all of the Tax Returns in respect of the REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor. Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Residual Certificates the Form 1066 and each Form 1066Q, and shall provide from time to time such information and computations with respect to the entries on such forms as any Holder of the Residual Certificates may reasonably request.

                 (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the REMIC created hereby under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                 (f) The Trustee shall take such action and shall cause the REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions. The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or result in the imposition of such a tax. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the Trust Fund created hereunder will consist of "qualified mortgages" as defined in
Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                 (g) In the event that any tax is imposed on "prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on any contributions to the REMIC after the Startup Day pursuant to
Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee if such tax arises out of or results from the negligence of the Trustee in the performance of any of its obligations under this Article VIII, or otherwise (ii) against amounts on deposit in the Certificate Account and shall be paid by withdrawal therefrom.

                 (h) The Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis.

                 (i) Following the Startup Day, the Trustee shall not accept any contributions of assets to the REMIC created hereunder unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                 (j) The Trustee shall not enter into any arrangement by which the REMIC created hereunder will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                 (k) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" for each of the respective Classes of Certificates evidencing a "regular interests" in the REMIC created hereunder are set forth in the Preliminary Statement hereto.

                 Section 8.02. PROHIBITED TRANSACTIONS AND ACTIVITIES. Neither the Depositor nor the Trustee shall sell, dispose of or substitute for any of the Underlying Certificates (except in connection with (i) the bankruptcy of the REMIC created hereunder or (ii) the termination of the REMIC pursuant to Article VII of this Agreement), nor acquire any assets for the REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to the REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of the REMIC as a REMIC or (b) cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                 Section 8.03. INDEMNIFICATION.The Depositor agrees to indemnify the Trust Fund and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund or the Trustee, as a result of a breach of the Depositor's covenants set forth in this Article VIII.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

                 Section 9.01. AMENDMENT. This Agreement may be amended from time to time by the Depositor and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provisions herein, or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

                 This Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on the Underlying Certificates which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in the immediately preceding clause (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 9.01, Certificates registered in the name of the Depositor or the Trustee or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

                 Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, at the expense of the party seeking such amendment, to the effect that (i) such amendment is permitted by this Agreement and (ii) such amendment will not result in the imposition of any tax on the REMIC or cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding. In executing any amendment permitted by this
Section 9.01, the Trustee shall be entitled to receive and shall be fully protected in relying upon such Opinion of Counsel. The Trustee shall not be obligated to enter into any such amendment which effects the Trustee's own rights, duties or immunities under this Trust Agreement or otherwise.


                 Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Certificateholder and to the Rating Agencies.

                 It shall not be necessary for the consent of Certificateholders under this Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                 The cost of any Opinion of Counsel to be delivered pursuant to this Section 9.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

                 Section 9.02. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                 No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                 No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                 Section 9.03. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND

THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 Section 9.04. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered at (a) in the case of the Depositor, Salomon Brothers Mortgage Securities VII, Inc., Seven World Trade Center, New York, New York 10048,
Attention: Mortgage Finance Group (telecopy number (212) 783-3895), or to such other address as may hereafter be furnished to the other parties hereto in writing by the Depositor; (b) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 12E, New York, New York 10286, Attention: MBS Unit, or to such other address as may hereafter be furnished to the other parties hereto in writing by the Trustee. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed to a Holder within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given whether or not the Certificateholder receives such notice. Any notice mailed to the Trustee shall be effective only upon receipt.

                 Section 9.05. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or of the Certificates or the rights of the Holders thereof.

                 Section 9.06. NOTICE TO RATING AGENCIES. Without limiting any other provision hereunder requiring notice to or a response from the Rating Agencies, the Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

           1. Any material change or amendment to this Agreement;

           2. The occurrence of any default that has not been cured or waived;

           3. The resignation or termination of the Trustee;

           4. The final payment to the Holders of any Class of Certificates; and

           5. Any change in the location of the Certificate Account.

                 Any such notice pursuant to this Section 9.06 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Duff & Phelps Credit Rating Co., 17 State Street, 12th Floor, New York, New York 10004 and to Standard & Poor's, a division of McGraw-Hill Companies, Inc., 26

Broadway, New York, New York 10004, or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

                 Section 9.07. ARTICLE AND SECTION REFERENCES. All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

                 Section 9.08. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party.

                 IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                  SALOMON BROTHERS MORTGAGE
                                  SECURITIES VII, INC.,
                                  as Depositor


                                  By: /s/ Vincent J. Varca
                                     --------------------------------------
                                  Name:   Vincent J. Varca
                                  Title:  Assistant Vice President


                                  THE BANK OF NEW YORK,
                                  as Trustee


                                  By: /s/ Rob Mueller
                                     --------------------------------------
                                  Name:   Rob Mueller
                                  Title:  Assistant Vice President

STATE OF NEW YORK   )
                    )ss.:
COUNTY OF NEW YORK  )



         On the __th day of February, 1999 before me, a notary public in and for said State, personally appeared ______________, known to me to be an Assistant Vice President of Salomon Brothers Mortgage Securities VII, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                     ------------------------
                                                         Notary Public


[Notarial Seal]

STATE OF NEW YORK   )
                    )ss.:
COUNTY OF NEW YORK  )



         On the __th day of February, 1999 before me, a notary public in and for said State, personally appeared ____________________, known to me to be a _______________ of The Bank of New York, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                               ----------------------
                                                  Notary Public


[Notarial Seal]

                                   EXHIBIT A-1
                                   -----------

                          FORM OF CLASS A-1 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



Series 1999-1, Class A-1                      Aggregate Certificate Principal
                                              Balance of Class A-1 Certificates
                                              as of the Issue

Pass-Through Rate:  6.50% per annum           Date:  $__________

Date of Trust Agreement:  February 25, 1999   Denomination:  $__________

First Distribution Date:  March 26, 1999      Trustee:  The Bank of New York

No. __                                        Issue Date:  February 25, 1999

                                              CUSIP: 79548K



     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

              SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-1 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                   THE BANK OF NEW YORK,
                                    as Trustee



                                   By
                                     -----------------------------------------
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

                                   THE BANK OF NEW YORK,
                                    as Certificate Registrar


                                   -----------------------------------------
                                   By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-2

                          FORM OF CLASS A-2 CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



Series 1999-1, Class A-2                      Aggregate Certificate Principal
                                              Balance of Class A-2 Certificates
                                              as of the Issue

Pass-Through Rate:  6.50% per annum           Date:  $__________

Date of Trust Agreement:  February 25, 1999   Denomination:  $__________

First Distribution Date:  March 26, 1999      Trustee:  The Bank of New York

No. __                                        Issue Date:  February 25, 1999

                                              CUSIP: 79548K





      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-2 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-2 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-2 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                       THE BANK OF NEW YORK,
                                          as Trustee



                                       By
                                         -----------------------------------
                                               Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                       THE BANK OF NEW YORK,
                                        as Certificate Registrar


                                       -----------------------------------
                                       By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-3

                          FORM OF CLASS A-3 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 25, 1999. BASED ON THE OID REGULATIONS AND ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION, USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_______ OF OID PER $1,000 OF CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 6.8352% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_____ PER $1,000 OF CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.



Series 1999-1, Class A-3                       Aggregate Certificate Principal
                                               Balance of Class A-3 Certificates
                                               as of the Issue
Pass-Through Rate:  6.50% per annum            Date:  $__________

Date of Trust Agreement:  February 25, 1999    Denomination:  $__________

First Distribution Date:  March 26, 1999       Trustee:  The Bank of New York

No. __                                         Issue Date:  February 25, 1999

                                               CUSIP: 79548K




      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-3 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-3 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-3 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-3 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                        THE BANK OF NEW YORK,
                                         as Trustee



                                        By
                                          -----------------------------------
                                                Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.

                                        THE BANK OF NEW YORK,
                                         as Certificate Registrar


                                        -----------------------------------
                                        By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-4

                          FORM OF CLASS A-4 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



Series 1999-1, Class A-4                     Aggregate Certificate Principal
                                             Balance of Class A-4 Certificates
                                             as of the Issue
Pass-Through Rate:  6.50% per annum          Date:  $__________

Date of Trust Agreement:  February 25, 1999  Denomination:  $__________

First Distribution Date:  March 26, 1999     Trustee:  The Bank of New York

No. __                                       Issue Date:  February 25, 1999

                                             CUSIP: 79548K




      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-4 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-4 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-4 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-4 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                        THE BANK OF NEW YORK,
                                         as Trustee



                                        By
                                          -----------------------------------
                                              Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-4 Certificates referred to in the within-mentioned Agreement.

                                        THE BANK OF NEW YORK,
                                         as Certificate Registrar


                                        -----------------------------------
                                        By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-5

                          FORM OF CLASS A-5 CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



Series 1999-1, Class A-5                      Aggregate Certificate Principal
                                              Balance of Class A-5 Certificates
                                              as of the Issue
Pass-Through Rate:  6.50% per annum           Date:  $__________

Date of Trust Agreement:  February 25, 1999   Denomination:  $__________

First Distribution Date:  March 26, 1999      Trustee:  The Bank of New York

No. __                                        Issue Date:  February 25, 1999

                                              CUSIP: 79548K





      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-5 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-5 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-5 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-5 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-5 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                        THE BANK OF NEW YORK,
                                         as Trustee



                                        By
                                          -----------------------------------
                                              Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-5 Certificates referred to in the within-mentioned Agreement.

                                        THE BANK OF NEW YORK,
                                         as Certificate Registrar


                                        -----------------------------------
                                        By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-6

                          FORM OF CLASS A-6 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



Series 1999-1, Class A-6                     Aggregate Certificate Principal
                                             Balance of Class A-6 Certificates
                                             as of the Issue
Pass-Through Rate:  6.50% per annum          Date:  $__________

Date of Trust Agreement:  February 25, 1999  Denomination:  $__________

First Distribution Date:  March 26, 1999     Trustee:  The Bank of New York

No. __                                       Issue Date:  February 25, 1999

                                             CUSIP: 79548K








      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-6 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-6 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-6 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-6 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-6 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                        THE BANK OF NEW YORK,
                                         as Trustee



                                        By -----------------------------------
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-6 Certificates referred to in the within-mentioned Agreement.

                                        THE BANK OF NEW YORK,
                                         as Certificate Registrar


                                        -----------------------------------
                                        By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-7

                          FORM OF CLASS A-7 CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



Series 1999-1, Class A-7                     Aggregate Certificate Principal
                                             Balance of Class A-7 Certificates
                                             as of the Issue
Pass-Through Rate:  6.50% per annum          Date:  $__________

Date of Trust Agreement:  February 25, 1999  Denomination:  $__________

First Distribution Date:  March 26, 1999     Trustee:  The Bank of New York

No. __                                       Issue Date:  February 25, 1999

                                             CUSIP: 79548K









      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-7 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-7 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-7 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-7 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-7 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                        THE BANK OF NEW YORK,
                                         as Trustee



                                        By
                                          -----------------------------------
                                             Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-7 Certificates referred to in the within-mentioned Agreement.

                                        THE BANK OF NEW YORK,
                                         as Certificate Registrar


                                         -----------------------------------
                                         By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-8

                          FORM OF CLASS A-8 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



Series 1999-1, Class A-8                     Aggregate Certificate Principal
                                             Balance of Class A-8 Certificates
                                             as of the Issue
Pass-Through Rate:  6.50% per annum
                                             Date:  $__________
Date of Trust Agreement:  February 25, 1999
                                             Denomination:  $__________
First Distribution Date:  March 26, 1999
                                             Trustee:  The Bank of New York
No. __
                                             Issue Date:  February 25, 1999








CUSIP: 79548K


      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-8 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-8 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-8 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-8 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-8 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                        THE BANK OF NEW YORK,
                                         as Trustee



                                        By
                                          -----------------------------------
                                             Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-8 Certificates referred to in the within-mentioned Agreement.

                                        THE BANK OF NEW YORK,
                                         as Certificate Registrar


                                        -----------------------------------
                                        By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-9

                          FORM OF CLASS A-9 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



Series 1999-1, Class A-9                      Aggregate Certificate Principal
                                              Balance of Class A-9 Certificates
                                              as of the Issue
Pass-Through Rate:  6.50% per annum           Date:  $__________

Date of Trust Agreement:  February 25, 1999   Denomination:  $__________

First Distribution Date:  March 26, 1999      Trustee:  The Bank of New York

No. __                                        Issue Date:  February 25, 1999

                                              CUSIP: 79548K













      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-9 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-9 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-9 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-9 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-9 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                        THE BANK OF NEW YORK,
                                         as Trustee



                                        By
                                          -----------------------------------
                                             Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-9 Certificates referred to in the within-mentioned Agreement.

                                        THE BANK OF NEW YORK,
                                         as Certificate Registrar


                                        -----------------------------------
                                        By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-10

                         FORM OF CLASS A-10 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



Series 1999-1, Class A-10                     Aggregate Certificate Principal
                                              Balance of Class A-10 Certificates
                                              as of the Issue
Pass-Through Rate:  6.50% per annum           Date:  $__________

Date of Trust Agreement:  February 25, 1999   Denomination:  $__________

First Distribution Date:  March 26, 1999      Trustee:  The Bank of New York

No. __                                        Issue Date:  February 25, 1999

                                              CUSIP: 79548K









      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-10 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-10 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-10 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-10 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-10 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                 IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                        THE BANK OF NEW YORK,
                                         as Trustee



                                        By
                                          -----------------------------------
                                             Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-10 Certificates referred to in the within-mentioned Agreement.

                                        THE BANK OF NEW YORK,
                                         as Certificate Registrar


                                        -----------------------------------
                                        By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-11

                         FORM OF CLASS A-11 CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



Series 1999-1, Class A-11                     Aggregate Certificate Principal
                                              Balance of Class A-11 Certificates
                                              as of the Issue
Pass-Through Rate:  6.50% per annum           Date:  $__________

Date of Trust Agreement:  February 25, 1999   Denomination:  $__________

First Distribution Date:  March 26, 1999      Trustee:  The Bank of New York

No. __                                        Issue Date:  February 25, 1999

                                              CUSIP: 79548K









      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-11 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-11 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-11 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-11 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-11 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                        THE BANK OF NEW YORK,
                                         as Trustee



                                        By
                                          -----------------------------------
                                             Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-11 Certificates referred to in the within-mentioned Agreement.

                                        THE BANK OF NEW YORK,
                                         as Certificate Registrar


                                        -----------------------------------
                                        By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-12

                         FORM OF CLASS A-12 CERTIFICATE

          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").



Series 1999-1, Class A-12                    Aggregate Certificate Principal
                                             Balance of Class A-12 Certificates
                                             as of the Issue
Pass-Through Rate:  6.50% per annum          Date:  $__________

Date of Trust Agreement:  February 25, 1999  Denomination:  $__________

First Distribution Date:  March 26, 1999     Trustee:  The Bank of New York

No. __                                       Issue Date:  February 25, 1999

                                             CUSIP: 79548K








      DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-12 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-12 Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-12 Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-12 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-12 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement follow ing the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

              IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                        THE BANK OF NEW YORK,
                                         as Trustee



                                        By
                                          -----------------------------------
                                             Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class A-12 Certificates referred to in the within-mentioned Agreement.

                                        THE BANK OF NEW YORK,
                                         as Certificate Registrar


                                        -----------------------------------
                                        By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-13

                           FORM OF CLASS R CERTIFICATE

     THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUSTEE THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED

     ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(D) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.


Series 1999-1, Class R                     Aggregate Percentage Interest
                                           of the Class R Certificates:  100.00%

Pass-Through Rate: 6.50% per annum          Trustee:  The Bank of New York

Date of Trust Agreement: February 25, 1999  Issue Date:  February 25, 1999

First Distribution Date: March 26, 1999     CUSIP: 79548K

No. __

                        MORTGAGE PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Underlying Certificates, such Trust Fund formed and the Underlying Certificates deposited therein by

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

              THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN SALOMON BROTHERS MORTGAGE SECURITIES VII, INC., THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLY ING CERTIFICATES ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

              This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R Certificates in the Trust Fund created pursuant to a Trust Agreement, dated as specified above (the "Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement) and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

              Pursuant to the terms of the Agreement, distributions will be made on the 26th day of each month or, if such 26th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

              All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by or on behalf of the Trustee by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class R Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose as provided in the Agreement.

              This Certificate is one of a duly authorized issue of Certificates designated as Trust Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

              The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Underlying Certificates.

              The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

              As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

              The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

              No transfer of this Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor), the Trustee shall require receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit C-1; and (ii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor or the Trustee), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any. Neither the Depositor nor the Trustee is obligated to register or qualify this Certificate under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of this Certificate without registration or qualification. Any Certificateholder desiring to effect the transfer of this Certificate shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

              No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 4.02(c) of the Agreement.

              Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trustee (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as a residual interest in a REMIC, (B) it will include in its income a PRO RATA share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

              The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 4.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC.

              No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

              The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

              The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the final payment (or any advance with respect thereto) on the Underlying Certificates.

              The recitals contained herein shall be taken as statements of the Depositor and the Trustee assumes no responsibility for their correctness.

              Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated: February 25, 1999

                                        THE BANK OF NEW YORK,
                                         as Trustee



                                        By
                                          -----------------------------------
                                             Authorized Officer



                          CERTIFICATE OF AUTHENTICATION

              This is one of the Class R Certificates referred to in the within-mentioned Agreement.


                                        THE BANK OF NEW YORK,
                                         as Certificate Registrar


                                        -----------------------------------
                                        By:  Authorized Signatory

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -  Custodian
                                                             -------------
                                                             (Cust) (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts
                                                             to Minors Act
JT TEN  - as joint tenants with right                        _________________
          of survivorship and not as                              (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

the Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:__________________________
_______________________________________________________________________________.


Dated:

                                      ---------------------------------------
                                      Signature by or on behalf of assignor


                                      ---------------------------------------
                                      Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS
                            -------------------------


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________, for the account of ______________________________, account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to ___________________________________________________________.

         This information is provided by ______________________________________, the assignee named above, or ____________________________________, as its agent.

                                    EXHIBIT B

                             UNDERLYING CERTIFICATES


CWMBS, Inc., Mortgage Pass-Through Certificates, Series 1998-23, Class A, representing _____% of such class

          Initial principal balance of the Underlying Certificates:  $__________

          Principal balance of the Underlying Certificates as of the Closing
Date:
          $------------

                                   EXHIBIT C-1

                    FORM OF TRANSFEROR REPRESENTATION LETTER




                                                          [Date]



Salomon Brothers Mortgage
  Securities VII, Inc.
390 Greenwich Street
4th Floor
New York, New York  10013

The Bank of New York
101 Barclay Street, 12E
New York, New York  10286

              Re: Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Series 1999-1, Class ___ Percentage Interest equal to _____%
                    ----------------------------------------------------------

Ladies and Gentlemen:

              In connection with the transfer by ________________ (the "Transferor") to ________________ (the "Transferee") of the captioned trust certificates (the "Certificates"), the Transferor hereby certifies as follows:

              Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Trust Agreement, dated February 25, 1999 (the "Trust Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. as Depositor and

The Bank of New York as Trustee, pursuant to which Trust Agreement the Certificates were issued.

              Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Trust Agreement.


                                        Very truly yours,


                                        ---------------------------------------
                                        PRINT NAME OF TRANSFEROR



                                        By:
                                          -------------------------------------
                                          Name:
                                          Title:

                    FORM OF TRANSFEREE REPRESENTATION LETTER




                                        [Date]


Salomon Brothers Mortgage
  Securities VII, Inc.
390 Greenwich Street
4th Foor
New York, New York  10013

The Bank of New York
101 Barclay Street
New York, New York  10286


              Re: Salomon Brothers Mortgage Securities VII, Inc., Trust Certificates, Series 1999-1, Class ___ Percentage Interest equal to _____%
                   ----------------------------------------------------------

Ladies and Gentlemen:

      In connection with the purchase from ______________________ (the "Transferor") on the date hereof of the captioned trust certificates (the "Certificates"), _______________ (the "Transferee") hereby certifies as follows:

              1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

              2. The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon, (b) the Underlying Certificates, (c) the Trust Agreement referred to below and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

      All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement, dated February 25, 1999, between Salomon Brothers Mortgage Securities VII, Inc. as Depositor and The Bank of New York as Trustee, pursuant to which the Certificates were issued.


                                        Very truly yours,


                                        ---------------------------------------
                                        PRINT NAME OF TRANSFEREE



                                        By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                                        ANNEX 1 TO EXHIBIT C-1
                                                        ----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

              The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and The Bank of New York as Trustee and Certificate Registrar, with respect to the Certificates described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

              1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the "Transferee").

              2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $________________1 in securities (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) the Transferee satisfies the criteria in the category marked below.


      ___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ BANK. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

      ___ SAVINGS AND LOAN. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.
--------
     1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___     BROKER-DEALER.  The Transferee is a dealer registered pursuant to
              Section 15 of the Securities Exchange Act of 1934.

      ___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

      ___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      ___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___     INVESTMENT ADVISOR.   The Transferee is an investment advisor
              registered under the Investment Advisers Act of 1940.

              3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

              4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

              5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

      ___     ___        Will the Transferee be purchasing the Certificates
      Yes     No         only for the Transferee's own account?

              6. If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party

(including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

              7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:


                                        Very truly yours,


                                        ---------------------------------------
                                        PRINT NAME OF TRANSFEREE



                                        By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                                       ANNEX 2 TO EXHIBIT C-1
                                                       ----------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

              The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and The Bank of New York as Trustee and Certificate Registrar, with respect to the Certificates described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

              1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the "Adviser").

              2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

____ The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

              3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

              4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii) currency, interest rate and commodity swaps.

              5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

              6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:



                                        Very truly yours,


                                        ---------------------------------------
                                        PRINT NAME OF TRANSFEREE OR ADVISOR



                                        By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                          IF AN ADVISER:



                                          --------------------------------------
                                          PRINT NAME OF TRANSFEREE

                    FORM OF TRANSFEREE REPRESENTATION LETTER


              The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

              1.       I am an executive officer of the Purchaser.

              2. The Purchaser is a "qualified institutional buyer", as defined in Rule 144A, ("Rule 144A") under the Securities Act of 1933, as amended.

              3. As of the date specified below (which is not earlier than the last day of the Purchaser's most recent fiscal year), the amount of "securities", computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.


Name of Purchaser
                 --------------------------------------------------------------
By:   (Signature)
                 --------------------------------------------------------------
Name of Signatory
                 --------------------------------------------------------------
Title
     --------------------------------------------------------------------------
Date of this certificate
                        -------------------------------------------------------
Date of information provided in paragraph 3
                                             ----------------------------------

                                   EXHIBIT C-2

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT


STATE OF       )
                        : ss.:
COUNTY OF      )


              _________________, being duly sworn, deposes, represents and warrants as follows:

              1. I am a ________________ of _____________ (the "Owner"), a
corporation duly organized and existing under the laws of __________________, the record owner of Salomon Brothers Mortgage Securities VII, Inc. Trust Certificates, Series 1999-1, Class ____ (the "Residual Certificates"), on behalf of which s/he makes this affidavit. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Trust Agreement pursuant to which the Residual Certificates were issued.

              2. The Owner (i) is and will be a "Permitted Transferee" as of _________ and (ii) is acquiring the Residual Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

              3. The Owner is aware (i) of the tax that would be imposed on transfers of the Residual Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Residual Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent;
(iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false and; (iv) that each of the Residual Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

              4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Residual Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

              5. The Owner is aware that the Trustee will not register the transfer of any Residual Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

              6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

              7. The Owner's taxpayer identification number is _______________.

              8. The Owner has reviewed the restrictions set forth on the face of the Residual Certificates and the provisions of Section 4.02(d) of the Trust Agreement under which the Residual Certificates were issued (in particular, clauses (iii)(A) and (iii) (B) of Section 4.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 4.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

              9. The Owner is not acquiring and will not transfer the Residual Certificates in order to impede the assessment or collection of any tax.

              10. The Owner anticipates that it will, so long as it holds the Residual Certificates, have sufficient assets to pay any taxes owed by the holder of such Residual Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Residual Certificates that the Owner intends to pay taxes associated with holding such Residual Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificates.

              11. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Residual Certificates.

              12. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

              13. The Owner is not acquiring the Residual Certificates with the intent to transfer the Residual Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Residual Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Residual Certificates remain outstanding.

              14. The Owner will, in connection with any transfer that it makes of the Residual Certificates, obtain from its transferee the representations required by Section 4.02(d) of the Trust Agreement under which the Residual Certificates were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

              15. The Owner will, in connection with any transfer that it makes of the Residual Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Residual Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Residual Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

              16. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

              17. That the Owner is neither (a) a Plan nor (b) a Person who is directly or indirectly purchasing the Residual Certificates on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including any insurance company using funds in its general or separate accounts that may constitute "plan assets").

              IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ________________, attested by its [Assistant] Secretary, this _____ day of _____________, 199__.



                                        Very truly yours,


                                        ---------------------------------------
                                        PRINT NAME OF OWNER



                                        By:
                                          -------------------------------------
                                          Name:
                                          Title:




ATTEST:



----------------------------------------
[Assistant] Secretary




                  Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be a _____________ of the Owner, and acknowledged to me that s/he executed the same as his/her free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this _____ day of _____________, 199__.



                        ---------------------------------
                                  NOTARY PUBLIC

                          FORM OF TRANSFEROR AFFIDAVIT


STATE OF              )
                              : ss. :
COUNTY OF             )


                  ____________________, being duly sworn, deposes, represents and warrants as follows:

                  1.       I am a ___________________ of _______________________
(the "Owner"), a corporation duly organized and existing under the laws of --------------------, on behalf of whom I make this affidavit.

                  2. The Owner is not transferring the Class R Cetificates (the "Residual Certificates") to impede the assessment or collection of any tax.

                  3. That the Owner has no actual knowledge that the Person which is the proposed transferee (the "Purchaser") of the Residual Certificates
(i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates, (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

                  4. That the Owner understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached as Exhibit C-2 to the Trust Agreement. The Owner does not know or believe that any representation contained therein is false.

                  5. At the time of the transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury regulations section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such investigation.

                  6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Trust Agreement.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its -------------------, attested by its [Assistant] Secretary, this _____ day of _____________, 199__.



                                        Very truly yours,


                                        ---------------------------------------
                                        PRINT NAME OF OWNER



                                        By:
                                          -------------------------------------
                                          Name:
                                          Title:



ATTEST:



------------------------------------
[Assistant] Secretary




                  Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be a _____________ of the Owner, and acknowledged to me that s/he executed the same as his/her free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this _____ day of ___________, 199__.



                                         ----------------------------------
                                                   NOTARY PUBLIC

                                    EXHIBIT D
                                    ---------


            FORM OF CERTIFICATION WITH RESPECT TO ERISA AND THE CODE

                                                              [Date]

Salomon Brothers Mortgage Securities VII, Inc.
390 Greenwich Street
4th Floor
New York, New York 10013

The Bank of New York
101 Barclay Street
New York, New York 10286


         Re:      Salomon Brothers Mortgage Securities VII, Inc.
                  Trust Certificates, Series 1999-1, Class ___
                  Percentage Interest Equal To ____%
                  ----------------------------------------------

Dear Ladies and Gentlemen:

                  __________________________________ (the "Transferee") intends to acquire from _____________________ (the "Transferor") the captioned certificates (the "Certificates"), issued pursuant to a Trust Agreement (the "Trust Agreement") dated February 25, 1999 between Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor") and Bankers Trust Company as trustee (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

                  The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that either (1) or (2) are acurate:

         _____ (1) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"),
         (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation at 29 C.F.R. ss. 2510.3-101; or

         _____ (2) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and one of the following conditions are met:

                           (i) the transferee is an insurance company and (A)
                  the source of funds used to purchase such Certificate is an "insurance company general account" (as such term is defined in PTCE 95-60), (B) the conditions set forth in PTCE 95-60 have been satisfied and (C) there is no Plan with respect to which the amount of such general account's reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization, exceeds 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Certificates;

                           (ii) the transferee is an insurance company and (A)
                  the source of funds used to purchase such Certificates is an insurance company general account, (B) the requirements of
                  Section 401(c) of ERISA and the regulations to be promulgated thereunder ("401(c) Regulations") have been satisfied and will continue to be satisfied and (C) the insurance company represents that it understands that the operation of the general account after December 31, 1998 may affect its ability to continue to hold such Certificates after the date which is 18 months after the 401(c) Regulations become final and that unless a Class Exemption or an exception under Section 401(c) of ERISA is then available for the continued holding of such Certificates, it will dispose of such Certificates prior to the date which is 18 months after the 401(c) Regulations become final;

                           (iii) the transferee is an insurance company and (A)
                  the source of funds used to purchase such Certificates is an "insurance company pooled separate account" (as such term is defined in PTCE 90-1), (B) the conditions set forth in PTCE 90-1 have been satisfied and (C) there is no Plan, together with all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 90-1) or by the same employee organization, with assets which exceed 10% of the total of all assets in such pooled separate account (as determined under PTCE 90-1) as of the date of the acquisition of such Certificates;

                           (iv) the transferee is a bank and (A) the source of
                  funds used to purchase such Certificates is a "collective investment fund" (as defined in PTCE 91-38), (B) the conditions set forth in PTCE 91-38 have been satisfied and (C) there is no Plan, the interests of which, together with the interests of any other Plans maintained by the same employer or employee organization, in the collective investment fund exceed 10% of the total of all assets in the collective investment fund (as determined under PTCE 91-38) as of the date of acquisition of such Certificates;

                           (v) the transferee is a "qualified professional asset
                  manager" described in PTCE 84-14 and the conditions set forth in PTCE 84-14 have been satisfied and will continue to be satisfied; or

                           (vi) the transferee is an "in-house asset manager"
                  described in PTCE 96- 23 and the conditions set forth in PTCE 96-23 have been satisfied and will continue to be satisfied.

                                        Very truly yours,


                                        ---------------------------------------
                                        PRINT NAME OF TRANSFEREE



                                        By:
                                          -------------------------------------
                                          Name:
                                          Title: